UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2021

SERITAGE GROWTH PROPERTIES
(Exact name of registrant as specified in its charter)

Maryland	001-37420	38-3976287
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Fifth Avenue, Suite 1530 New York, New York (Address of principal executive offices)		10110 (Zip Code)

(Registrant's telephone number, including area code:  (212) 355-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares of beneficial interest, par value $0.01 per share	SRG	New York Stock Exchange
7.00% Series A cumulative redeemable preferred shares of beneficial interest, par value $0.01 per share	SRG-PA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 22, 2021, Seritage Growth Properties (the “Company”) announced that Eric Dinenberg has been appointed as the Company’s Chief Operating Officer, effective January 1, 2022.

Mr. Dinenberg, currently the Company’s Executive Vice President of Development and Construction, has been with the Company since 2019.  Mr. Dinenberg’s base salary was increased to $400,000, his annual target incentive opportunity was increased to 75% of base salary, with a maximum annual incentive opportunity of 100% of base salary, and his annual target equity award was updated to be 75% of base salary, with an annual maximum equity award of 100% of base salary.  In connection with the promotion, Mr. Dinenberg received a one-time equity award in the amount of $400,000 in the form of restricted share units, which vests in one-third increments on each anniversary of the grant date.

Mr. Dinenberg, is currently 38 years old. Prior to joining Seritage in 2019, Mr. Dinenberg spent nearly nine years with Brookfield Properties and Rouse Properties, which Brookfield acquired in 2016, most recently serving as Executive Vice President Development and Operations of Brookfield Properties. Prior to Rouse, Mr. Dinenberg held positions at Vornado Realty Trust and Penn Real Estate Group. Mr. Dinenberg has a B.A. in Political Science and Economics from George Washington University and an M.A. in Real Estate and Finance from New York University. There are no family relationships between Mr. Dinenberg and any director or other executive officer of the Company and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K) involving Mr. Dinenberg and the Company and its subsidiaries.

Except as described above, the terms of the Mr. Dinenberg’s employment agreement continue to be in effect.
On December 22, 2021, the Company issued a press release announcing this promotion. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press release dated December 22, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERITAGE GROWTH PROPERTIES

By:	/s/ Matthew Fernand
Matthew Fernand
Chief Legal Officer and Corporate Secretary

Date: December 22, 2021